--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------


                                                                   July 31, 2000

Dear Shareholder:

      In the first half of the year, fears of an open-ended tightening policy by the Federal Reserve peaked in May, which resulted in a subsequent relief in the market as the U.S. economy seemed to decelerate significantly. During the period, the Federal Reserve tightened short-term rates by 1.00% in an attempt to engineer a "soft landing" for the U.S. economy. In the first six months of the new millennium we have witnessed unprecedented volatility in both the Treasury yield curve and the spread sectors. The Treasury curve inverted sharply in the first quarter, but as weak economic data emerged in the second quarter, market participants embraced an economic "soft landing" scenario causing the yield curve to steepen. The downward revision in growth expectations allowed spread sectors to rally in the month of June, but year-to-date their performance still trails Treasuries.

      While fears of a hawkish Federal Reserve and consequent risks of a "hard-landing" may not materialize immediately, the risks are skewed in that direction. A longer period of subdued financial market performance is necessary to enable the labor markets to build up slack, which is an important pre-condition for the Fed to achieve its goal.

      This report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                      /s/ Ralph L. Schlosstein

Laurence D. Fink                          Ralph L. Schlosstein
Chairman                                  President

                                                                   July 31, 2000


Dear Shareholder:

      We are pleased to present the unaudited semi-annual report for The BlackRock California Insured Municipal 2008 Term Trust Inc. ("the Trust") for the six months ended June 30, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a non-diversified closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BFC." The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing high current income exempt from regular federal and California income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") California tax-exempt general obligation and revenue bonds issued by city, county and state municipalities.

      The table below summarizes the changes in the Trust's stock price and NAV over the past six months:

                           -----------------------------------------------------
                             6/30/00   12/31/99    CHANGE      HIGH        LOW
--------------------------------------------------------------------------------
  STOCK PRICE               $14.50      $13.875     4.50%    $14.625    $13.8125
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)     $16.29      $16.11      1.12%    $16.30     $15.80
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The dynamic expansion of the U.S. economy continues undaunted by Federal Reserve Chairman Greenspan's attempt to brake the economy, short of stalling it into a recession. The labor markets remain tight, growth remains strong with 5%+ annualized growth rates and inflation pressures continue to be offset by increased productivity. However, the Fed remains cautious, in their February minutes it was noted that: "Other members acknowledged that the Committee might need to move more aggressively at a later meeting should imbalances continue to build and inflation expectations clearly begin to pick up." At the Federal Reserve meeting in November, February and March the Fed raised the discount rate by 0.25% at each meeting and a 0.50% increase was made in May to bring the current discount rate to 6.50%.

     The Treasury Yield curve experienced a complex set of dynamics, which has inverted the curve and may continue to invert the curve for the foreseeable future. The yields on the short-end of the curve increased sharply during the period in response to three Federal Reserve increases to the discount rate and perceived future Fed actions in the coming months. The long-end of the curve is reacting to the "official" announcement that the Treasury will buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. With a decreasing supply of available Treasuries, a balanced budget, and an unchanged demand for longer maturity Treasuries, we would anticipate this condition to continue. This condition is further augmented by Treasury auction activity, as they reduce the available bonds on the long end of the curve they continue to add supply in the 1-10 year range through periodic auctions. For the semi-annual period, the yield of the 10-year Treasury security declined from 6.44% on December 31, 1999 to 6.03% on June 30, 2000.

     Municipal bonds outperformed the taxable domestic bond market during the past six months, returning 4.49% (as measured by the LEHMAN MUNICIPAL INDEX) versus the LEHMAN AGGREGATE INDEX'S 3.98% on a pre-tax basis. Overall, the tone in the market during the period was extremely positive as the result of continued strong demand from individual/retail investors coupled with a slowdown in new issuance. During 1999, households increased their holdings of individual municipal bonds by over $40 billion while mutual funds saw net outflows. Offsetting the large amount of mutual fund outflows during the first quarter of 2000 was a 22% decline in overall new municipal bond issuance YTD for the same time period, led by a 68% drop in refunding volume. Refunding volume was down due to the relatively higher interest rates experienced during the first half of 2000 when compared to the first half of 1999, while new money issuance has declined because the strong economy has led to full coffers at most municipalities.

     California's dynamic economic expansion continues. In the second half of 1999 non-farm payroll grew 4% significantly exceeding the national rate (2.1%). This expansion is projected to continue at a 3.5% annual rate in 2000. The State accounts for approximately 40% of the nation's non-farm employment growth. Unemployment dropped to 4.6% in February 2000, the state's lowest rate since February 1959, and only 0.5% above the national level. Trade values from California's customs districts continue to expand with both exports and imports growing at the Ports of Los Angeles, San Francisco and San Diego.

     The State's year-to-date revenues are $2.5 billion over projections. This is primarily attributed to the increase in personal income tax receipts, which may be a reflection of employees exercising their stock options. Furthermore, sales tax receipts continue to show steady growth with an 8.2% increase in 1999 and projections for a 7.1% increase in 2000. The State's fiscal 2000 budget uses conservative assumptions, which provides some flexibility. The improved liquidity position should enable California to weather potential future volatility in its economically sensitive revenue stream.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

     Over the period, trading activity in the Trust remained relatively low, as many of the securities in the Trust's portfolio continued to trade at prices above current cost. As trading activity that results in the Trust realizing a capital gain could require a taxable distribution, we continue to believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent portfolio management strategy. We added to the County/City and State General Obligations and Utility sectors. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $15 per share upon termination and will continue to seek investment opportunities in the municipal market.

     During the period the Trust issued $26,550,000 in additional preferred shares. The Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. As of June 30, 2000, the Trust's leverage amount was 38% of total assets.

     The following chart compares the Trust's current and December 31, 1999 asset composition:

--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
   SECTOR                                JUNE 30, 2000     DECEMBER 31, 1999
--------------------------------------------------------------------------------
   Lease Revenue & Certificates
     of Participation                         23%                 26%
--------------------------------------------------------------------------------
   Water & Sewer                              18%                 20%
--------------------------------------------------------------------------------
   County, City & State                       17%                 12%
--------------------------------------------------------------------------------
   Transportation                             15%                 20%
--------------------------------------------------------------------------------
   Utility/Power                              10%                  6%
--------------------------------------------------------------------------------
   Special District                            7%                  7%
--------------------------------------------------------------------------------
   Hospital                                    4%                  5%
--------------------------------------------------------------------------------
   Tax Revenue                                 4%                  2%
--------------------------------------------------------------------------------
   Education                                   2%                  2%
--------------------------------------------------------------------------------

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock California Insured Municipal 2008 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,


/s/ Robert S. Kapito                     /s/ Kevin M. Klingert

Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                               BFC
--------------------------------------------------------------------------------
   Initial Offering Date:                                   September 18, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/00:                             $14.50
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/00:                                 $16.29
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/00 ($14.50)(1):          5.33%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share(2):              $0.064375
--------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share(2):           $0.7725
--------------------------------------------------------------------------------

----------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)  Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                                   OPTION CALL            VALUE
 RATING*     (000)                                 DESCRIPTION                                       PROVISIONS+          (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--159.5%
                        CALIFORNIA--149.6%
                        California Hlth. Fac. Fin. Auth. Rev.,
   AAA     $ 6,850        Marin Gen. Hosp., Ser. A, 5.75%, 8/01/09, FSA ......................         8/03 @ 102       $  7,124,685
   AAA       2,000        Sutter Hlth. Care Sys., 5.70%, 8/15/09, MBIA .......................         8/06 @ 102          2,114,360
                        California St., G.O.,
   AAA       3,000        5.50%, 4/01/09, MBIA ...............................................        No Opt. Call         3,168,570
   AAA       3,000        5.50%, 2/01/10, MBIA ...............................................        No Opt. Call         3,169,920
   AAA       2,000        6.25%, 9/01/08, FGIC ...............................................        No Opt. Call         2,211,000
   AAA      15,000        6.30%, 9/01/08, MBIA ...............................................        No Opt. Call        16,632,900
                        California St. Pub. Wks. Brd.,
   AAA       2,100        Energy Efficiency, Ser. A, 5.625%, 10/01/08, AMBAC .................        10/05 @ 102          2,223,123
   AAA      10,255++      Lease Rev., 6.40%, 9/01/01, MBIA ...................................            N/A             10,696,375
   AAA       9,165      California St. Wide Cmnty. Dev. Auth., Lease Rev.,
                          6.00%, 10/01/10, AMBAC .............................................        10/02 @ 102          9,609,502
   AAA       2,600      Castaic Lake Wtr. Agcy. C.O.P., Wtr. Sys. Impvt. Proj., Ser. A,
                          7.25%, 8/01/10, MBIA ...............................................        No Opt. Call         3,084,536
   AAA       5,515++    Central Coast Wtr. Auth. Rev., St. Wtr. Proj. Reg. Fac.,
                          6.40%, 10/01/02, AMBAC .............................................            N/A              5,861,673
   AAA       5,500      Clovis Unified Sch. Dist., Ser. B, Zero Coupon, 8/01/08, FGIC ........            ETM              3,715,580
   AAA      13,740      East Bay Mun. Utils. Dist., Wtr. Sys. Rev., 6.00%, 6/01/09, AMBAC ....         6/02 @ 102         14,350,743
   AAA       4,025      Elsinore Valley Mun. Wtr. Dist., C.O.P., Ser. A, 6.00%,
                          7/01/09, FGIC ......................................................        No Opt. Call         4,393,730
                        Los Angeles Cnty. Asset Leasing Corp. Rev., AMBAC,
   AAA       2,910        5.95%, 12/01/07 ....................................................        No Opt. Call         3,161,744
   AAA       8,090        6.00%, 12/01/08 ....................................................        No Opt. Call         8,808,473
   AAA       8,600        6.05%, 12/01/09 ....................................................        No Opt. Call         9,415,108
   AAA       1,000      Los Angeles Elec. Rev., 5.75%, 9/01/12, FGIC .........................         9/03 @ 102          1,040,670
   AAA       5,765++    Los Angeles Wastewtr. Sys. Rev., Ser. B, 6.25%, 6/01/02, AMBAC .......            N/A              6,076,483
   AAA       3,075++    Marysville Hosp. Rev., Fremont-Rideout Hlth. Group, Ser. A,
                          6.20%, 1/01/03, AMBAC ..............................................            N/A              3,265,927
   AAA       8,000++    Modesto Irrig. Dist. Fin. Rev., Domestic Wtr. Proj., Ser. A,
                          6.00%, 9/01/02, AMBAC ..............................................            N/A              8,425,680
                        Northern California Pwr. Agcy., Multiple Cap. Fac. Rev., Ser. A, MBIA,
   AAA         430++      6.40%, 8/01/02 .....................................................            N/A                455,731
   AAA         570        6.40%, 8/01/07 .....................................................         8/02 @ 102            602,712
   AAA       1,280++      6.50%, 8/01/02 .....................................................            N/A              1,359,104
   AAA       1,725        6.50%, 8/01/08 .....................................................         8/02 @ 102          1,827,724
   AAA       1,000      Orange Cnty. Local Trans. Auth. Sales Tax Rev.,
                          6.00%, 2/15/09, MBIA ...............................................        No Opt. Call         1,088,380
   AAA       5,600      Pittsburg Redev. Agcy. Tax Alloc. Rev., Los Medanos Cmnty. Dev. Proj.,
                          5.50%, 8/01/07, FGIC ...............................................         8/02 @ 102          5,801,040
   AAA       3,075++    Riverside Cnty., Trans. Comm. Sales Tax Rev., Ser. A,
                          6.50%, 6/01/01, MBIA ...............................................            N/A              3,196,094
                        Sacramento Mun. Utils. Dist., Elec. Rev., Ser. C,
   AAA         825        5.75%, 11/15/07, MBIA ..............................................            ETM                891,083
   AAA       1,675        5.75%, 11/15/07, MBIA ..............................................        11/02 @ 102          1,754,496
   AAA       3,750        5.75%, 11/15/08, FGIC ..............................................            ETM              3,880,837
   AAA       2,500        5.75%, 11/15/08, FGIC ..............................................        11/02 @ 102          2,610,025
   AAA       3,950        5.75%, 11/15/09, MBIA ..............................................            ETM              4,237,362
   AAA         750        5.75%, 11/15/09, MBIA ..............................................        11/02 @ 102            781,635
   AAA       5,700      San Bernardino Cnty. C.O.P., Arpt. Impvt., 6.00%, 7/01/07, MBIA ......         7/02 @ 102          5,979,471
   AAA       5,000      San Bernardino Cnty. Trans. Auth., Sales Tax Rev.,
                          6.00%, 3/01/10, FGIC ...............................................            ETM              5,207,500
   AAA      11,000      San Diego Cnty. C.O.P., 5.625%, 9/01/12, AMBAC .......................        No Opt. Call        11,506,770
                        San Diego Cnty. Regl. Trans. Cmnty. Sales Tax Rev., Ser. A,
   AAA       2,500        6.00%, 4/01/08, FGIC ...............................................            ETM              2,576,150
   AAA       7,830        6.00%, 4/01/08, MBIA ...............................................            ETM              8,068,502
   AAA       7,650      San Diego Redev. Agcy. Rev., Tax Allocation-Centre City Proj.,
                          6.00%, 9/01/08, AMBAC ..............................................         9/02 @ 102          8,026,304

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                                   OPTION CALL            VALUE
 RATING*     (000)                                 DESCRIPTION                                       PROVISIONS+          (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                        San Jose Arpt. Rev., MBIA,
   AAA     $ 8,010        6.00%, 3/01/09 .....................................................         3/03 @ 102      $  8,428,443
   AAA       3,000        6.00%, 3/01/10 .....................................................         3/03 @ 102         3,160,590
   AAA       3,755        6.10%, 3/01/07 .....................................................         3/03 @ 102         3,982,778
   AAA       2,865++    Santa Clara Cnty. Fin. Auth., Fac. Replacement Proj. A,
                          6.50%, 11/15/04, AMBAC .............................................            N/A             3,155,654
   AAA       2,820        Santa Rosa Wtr. Rev., Ser. B, 6.20%, 9/01/09, FGIC .................        9/02 @ 101.5        2,952,596
   AAA       5,000      So. California Rapid Trans. Dist., C.O.P.,Workers Comp. Fund,
                          6.00%, 7/01/10, MBIA ...............................................        1/01 @ 102.5        5,159,150
                        So. California Rapid Trans. Dist. Rev., Spec. Benefit Assmt.
                          Dist. A1, AMBAC,
   AAA       5,750        5.50%, 9/01/09 .....................................................         9/02 @ 100         5,836,882
   AAA       5,500        6.00%, 9/01/08 .....................................................         9/02 @ 102         5,770,545
   AAA       8,500      Sonoma Cnty. C.O.P., Cap. Rites-Detention Fac.,
                          6.00%, 11/15/10, AMBAC .............................................        11/02 @ 102         8,925,000
   AAA       2,000      Univ. of California Rev., Multi-Purpose Projs.,
                          Ser. F-1989, 5.00%, 9/01/11, FGIC ..................................         9/06 @ 101         2,014,700
   AAA       3,460++    West and Central Basin Fin. Auth. Rev., 6.125%, 8/01/02, AMBAC .......            N/A             3,648,397
   AAA       2,160      West Sacramento Fin. Auth. Rev., Wtr. Sys. Impvt.,
                          5.25%, 8/01/08, FGIC ...............................................         8/02 @ 102         2,205,576
                                                                                                                       ------------
                                                                                                                        253,642,013
                                                                                                                       ------------
                        PUERTO RICO--9.9%
                        Puerto Rico Elec. Pwr. Auth. Rev., Ser. DD, FSA,
   AAA       5,280        5.00%, 7/01/09 .....................................................        7/08 @ 101.5        5,349,696
   AAA       7,000        5.00%, 7/01/10 .....................................................        7/08 @ 101.5        7,084,630
   AAA       4,000      Puerto Rico Mun. Fin. Agcy., Ser. A, 5.625%, 8/01/10, FSA ............         8/09 @ 101         4,242,800
                                                                                                                       ------------
                                                                                                                         16,677,126
                                                                                                                       ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $254,151,238) ......................                          270,319,139
                                                                                                                       ------------

                        SHORT-TERM INVESTMENT**--0.4%
  A-1+         700      Irvine, Impt. BD. Act 1915, Spec. Assmt. Dist. 97-17, 4.15%,
                          7/03/00, FRDD (cost $700,000) ......................................            N/A               700,000
                                                                                                                       ------------
                        TOTAL INVESTMENTS--159.9% (COST $254,851,238) ........................                          271,019,139
                        Other assets in excess of liabilities--1.8% ..........................                            3,038,030
                        Liquidation value of preferred stock--(61.7)% ........................                         (104,550,000)
                                                                                                                       ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...................                         $169,507,169
                                                                                                                       ============

----------

*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

+ Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

++   This bond is prerefunded. See glossary for definition.

-----------------------------------------------------------------------------------------------------------------------------------
                              THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
            AMBAC -- American Municipal Bond Assurance Corporation     FRDD -- Floating Rate Daily Demand**
           C.O.P. -- Certificate of Participation                       FSA -- Financial Security Assurance
              ETM -- Escrowed to Maturity                              G.O. -- General Obligation
             FGIC -- Financial Guaranty Insurance Company              MBIA -- Municipal Bond Insurance Association
-----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $254,851,238)
  (Note 1) .....................................................    $271,019,139
Interest receivable ............................................       4,397,043
Other assets ...................................................          13,975
                                                                    ------------
                                                                     275,430,157
                                                                    ------------

LIABILITIES
Dividends payable--common stock ................................         669,957
Due to Custodian ...............................................         239,240
Offering costs payable--preferred stock ........................         235,635
Investment advisory fee payable (Note 2) .......................          78,773
Dividends payable--preferred stock .............................          27,117
Administration fee payable (Note 2) ............................          22,506
Other accrued expenses .........................................          99,760
                                                                    ------------
                                                                       1,372,988
                                                                    ------------
NET INVESTMENT ASSETS ..........................................    $274,057,169
                                                                    ============
Net investment assets were comprised of:
  Common Stock:
    Par value (Note 4) .........................................    $    104,071
    Paid-in capital in excess of par ...........................     144,047,319
  Preferred Stock (Note 4) .....................................     104,550,000
                                                                    ------------
                                                                     248,701,390
  Undistributed net investment income ..........................       9,187,878
  Net unrealized appreciation ..................................      16,167,901
                                                                    ------------
  Net investment assets, June 30, 2000 .........................    $274,057,169
                                                                    ============
  Net assets applicable to common
    shareholders ...............................................    $169,507,169
                                                                    ============
Net asset value per common share:
  ($169,507,169 / 10,407,093 shares of
  common stock issued and outstanding) .........................          $16.29
                                                                          ======

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned .................................    $  7,391,162
                                                                    ------------
Expenses
  Investment advisory ..........................................         458,443
  Administration ...............................................         130,984
  Auction agent ................................................         128,000
  Reports to shareholders ......................................          56,000
  Custodian ....................................................          35,000
  Legal ........................................................          32,000
  Directors ....................................................          21,000
  Independent accountants ......................................          18,500
  Registration .................................................          12,000
  Transfer agent ...............................................          11,000
  Miscellaneous ................................................          35,441
                                                                    ------------
  Total expenses ...............................................         938,368
                                                                    ------------
Net investment income ..........................................       6,452,794
                                                                    ------------
UNREALIZED GAIN ON
INVESTMENTS
Net change in unrealized appreciation on
  investments ..................................................       1,667,863
                                                                    ------------


NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS ...............................    $  8,120,657
                                                                    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2000           1999
                                                    ------------   ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
  Net investment income ..........................  $  6,452,794   $ 12,199,431
  Net change in unrealized appreciation
    on investments ...............................     1,667,863    (12,439,396)
                                                    ------------   ------------
  Net increase (decrease) in net investment
    assets resulting from operations .............     8,120,657       (239,965)
                                                    ------------   ------------
DIVIDENDS:
  To common shareholders from net
    investment income ............................    (4,019,653)    (8,039,333)
  To preferred shareholders from net
    investment income ............................    (1,693,049)    (2,182,935)
                                                    ------------   ------------
    Total dividends ..............................    (5,712,702)   (10,222,268)
                                                    ------------   ------------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from additional
    issuance of preferred shares .................    25,977,490             --
                                                    ------------   ------------
    Total increase (decrease) ....................    28,385,445    (10,462,233)
                                                    ------------   ------------

NET INVESTMENT ASSETS
Beginning of period ..............................   245,671,724    256,133,957
                                                    ------------   ------------
End of period (including undistributed
  net investment income of $9,187,878
  and $8,447,786, respectively) ..................  $274,057,169   $245,671,724
                                                    ============   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                 SIX MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                                      JUNE 30,        ------------------------------------------------------------
                                                        2000            1999         1998         1997         1996         1995
                                                      --------        --------     --------     --------     --------     --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of the period ..........   $  16.11        $  17.12     $  16.69     $  15.86     $  15.92     $  13.66
                                                      --------        --------     --------     --------     --------     --------
Net investment income .............................        .62            1.17         1.18         1.15         1.11         1.12
Net realized and unrealized gain (loss)
  on investments ..................................        .16           (1.20)         .25          .69         (.16)        2.27
                                                      --------        --------     --------     --------     --------     --------
Net increase (decrease) from investment
  operations ......................................        .78            (.03)        1.43         1.84          .95         3.39
                                                      --------        --------     --------     --------     --------     --------
Dividend and distributions:
  Dividends from net investment income to:
    Common shareholders ...........................       (.38)           (.77)        (.77)        (.77)        (.77)        (.85)
    Preferred shareholders ........................       (.16)           (.21)        (.23)        (.24)        (.24)        (.28)
  Distributions from net realized gain
    on investments to:
    Common shareholders ...........................         --              --           --           --           **           --
    Preferred shareholders ........................         --              --           --           --           **           --
  Distributions in excess of net realized gain
    on investments to:
    Common shareholders ...........................         --              --           --           --           **           **
    Preferred shareholders ........................         --              --           --           --           **           **
                                                      --------        --------     --------     --------     --------     --------
Total dividends and distributions .................       (.54)           (.98)       (1.00)       (1.01)       (1.01)       (1.13)
                                                      --------        --------     --------     --------     --------     --------
Capital charge with respect to issuance
  of preferred shares .............................       (.06)             --           --           --           --           --
                                                      --------        --------     --------     --------     --------     --------
Net asset value, end of period* ...................   $  16.29        $  16.11     $  17.12     $  16.69     $  15.86     $  15.92
                                                      ========        ========     ========     ========     ========     ========
Market value, end of period* ......................   $  14.50        $  13.88     $  15.94     $  15.25     $  14.63     $  13.63
                                                      ========        ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN+ ..........................       7.35%          (8.40)%       9.77%        9.90%       13.67%       20.57%
                                                      ========        ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS:
Expenses++ ........................................       1.12%+++         .98%         .91%         .98%        1.03%        1.02%
Net investment income before preferred
  stock dividends++ ...............................       7.74%+++        7.01%        6.96%        7.11%        7.11%        7.46%
Preferred stock dividends .........................       2.03%+++        1.25%        1.36%        1.48%        1.56%        1.85%
Net investment income available to common
  shareholders ....................................       5.71%+++        5.76%        5.60%        5.63%        5.55%        5.61%

SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands) ..................................   $167,629        $174,070     $175,760     $167,984     $161,839     $156,774
Portfolio turnover ................................          0%              0%           0%           0%           3%          13%
Net assets of common shareholders, end of period
  (in thousands) ..................................   $169,507        $167,672     $178,134     $173,711     $165,038     $165,719
Preferred stock outstanding (in thousands) ........   $104,550        $ 78,000     $ 78,000     $ 78,000     $ 78,000     $ 78,000
Asset coverage per share of preferred stock,
  end of period ...................................   $ 65,539        $ 78,765     $ 82,111     $ 80,701     $ 77,919     $ 78,133

----------

* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

** Actual amount paid from realized gains to preferred shareholders was $0.00136 per common share for the year ended December 31, 1996, and to common shareholders was $0.004363 per share for the year ended December 31, 1996. Actual amount paid in excess of net realized gain on investments to preferred shareholders was $0.0004 and $0.0007 per common share for the years ended December 31, 1996 and 1995, respectively, and to common shareholders was $0.0013 and $0.0021 per share for the years ended December 31, 1996 and 1995, respectively.

+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods less than one full year are not annualized.

++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares and stock dividends, relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

+++  Annualized

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INSURED
MUNICIPAL 2008 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") was organized in Maryland on August 7, 1992 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal and California State income taxes. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc., (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets.

The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases of investment securities, other than short- term investments for the period ended June 30, 2000 aggregated $26,875,480. There were no sales, other than short-term investments, during the period ended June 30, 2000.

     The Federal income tax basis of the Trust's investments at June 30, 2000 was the same as the basis for financial reporting, and accordingly, net unrealized appreciation was $16,167,901 (gross unrealized appreciation--$16,182,461, gross unrealized depreciation--$14,560).

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. Of the 10,407,093 common shares outstanding at June 30, 2000, the Advisor owned 7,093 shares. As of June 30, 2000, there were 4,182 preferred shares outstanding as follows: Series W28--1,560 and Series W7--2,622, which includes 1,062 shares of Series W7 issued on March 10, 2000.

     On March 10, 2000, the Trust reclassified 1,062 shares of common stock and issued an additional 1,062 shares of Series W7 preferred shares. The additional shares issued have identical rights and features of the existing Series W7 preferred shares. Estimated offering costs of $307,010 and underwriting discount of $265,500 have been charged to paid-in capital in excess of the common shares.

     Dividends on Series W7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.20% to 5.10% during the period ended June 30, 2000.

     The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

     The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

     The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

On June 30, 2000, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.064375 per common share payable August 1, 2000 to shareholders of record on July 14, 2000.

     For the period July 1, 2000 to July 31, 2000, dividends declared on Preferred Stock totalled $329,784 in aggregate for the two outstanding Preferred Stock series.

--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

     The Annual Meeting of Trust Shareholders was held May 18, 2000 to vote on the following matters:

     (1)  To elect two Directors as follows:

     DIRECTORS                               CLASS         TERM         EXPIRING
     -------                                 -----         -----         -------
     Richard E. Cavanagh .................     I          3 years         2003
     James Clayburn La Force, Jr. ........     I          3 years         2003

     Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 2000.

     Shareholders elected the two Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows.

                                       VOTES FOR*   VOTES AGAINST*  ABSTENTIONS*
                                        --------      -----------    ----------
     Richard E. Cavanagh ............      3,119          --             --
     James Clayburn La Force, Jr. ...  8,622,621          --          149,434
     Ratification of
       Deloitte & Touche LLP ........  8,627,069        75,483         69,503

----------

* The votes represent common and preferred shareholders voting as a single class except for the election of Richard E. Cavanagh who was elected by the preferred shareholders.

--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock California Insured Municipal 2008 Term Trust's investment objective is to provide current income exempt from regular federal and California income tax and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of June 30, 2000, BlackRock and its affiliates (together "BlackRock") managed over $177 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock manages over 629 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in California municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of total assets in uninsured California municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Advisor to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of California municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular federal and California income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BFC) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:           Investment  vehicle  which  initially  offers a fixed
                           number of shares and trades on a stock exchange.  The
                           fund  invests  in  a  portfolio  of   securities   in
                           accordance with its stated investment objectives and policies.

DISCOUNT:                  When a fund's  net asset  value is  greater  than its
                           stock price, the fund is said to be trading at a discount.

DIVIDEND:                  Income  generated by  securities  in a portfolio  and
                           distributed  to   shareholders   after  deduction  of
                           expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:     Shareholders may have all  distributions of dividends
                           and  capital  gains  automatically   reinvested  into
                           additional shares of the Trust.

MARKET PRICE:              Price  per  share  of  a  security   trading  in  the
                           secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):     Net  asset  value is the  total  market  value of all
                           securities  and other assets held by the Trust,  plus
                           income   accrued   on  its   investment,   minus  any
                           liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                           Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                           STREET JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:        These  securities  are  collateralized  by  the  U.S.
                           Government securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                STOCK   MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                ------   ------
The BlackRock Income Trust Inc.                                   BKT      N/A
The BlackRock North American Government Income Trust Inc.         BNA      N/A
The BlackRock High Yield Trust                                    BHY      N/A

TERM TRUSTS
The BlackRock Target Term Trust Inc.                              BTT     12/00
The BlackRock 2001 Term Trust Inc.                                BTM     06/01
The BlackRock Strategic Term Trust Inc.                           BGT     12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT     12/04
The BlackRock Advantage Term Trust Inc.                           BAT     12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT     12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                STOCK   MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                ------   ------
The BlackRock Investment Quality Municipal Trust Inc.             BKN      N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA      N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA      N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ      N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY      N/A
The BlackRock Pennsylvania Strategic Municipal Trust              BPS      N/A
The BlackRock Strategic Municipal Trust                           BSD      N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                    BMN     12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM     12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC     12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF     12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN     12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT     12/10

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of June 30, 2000, the Advisor and its affiliates (together, "BlackRock") managed $177 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock manages over 629 accounts, domiciled in the United States and overseas.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.


                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

---------
BLACKROCK
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O.Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 669-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

     The accompanying financial statements as of June 30, 2000 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                        THE BLACKROCK CALIFORNIA INSURED
                         MUNICIPAL 2008 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                     P.O. Box 9095, Princeton, NJ 08543-9095
                                 (800) 543-6217

                                                                     09247G 10 8
                                                                     09247G 20 7
[RECYCLE LOGO] Printed on recycled paper                             09247G 30 6



    ---------
    BLACKROCK
THE ---------
CALIFORNIA INSURED
MUNICIPAL 2008
TERM TRUST INC.
---------------------
SEMI-ANNUAL REPORT
JUNE 30, 2000

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